UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2018

LEGG MASON

LOW VOLATILITY HIGH DIVIDEND ETF

LVHD

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Low Volatility High Dividend ETF for the six-month reporting period ended April 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2018

II	Legg Mason Low Volatility High Dividend ETF

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended April 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s second reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.2%. The deceleration in GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by an upturn in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on April 30, 2018, the unemployment rate was 3.9%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In April 2018, 20.0% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Legg Mason Low Volatility High Dividend ETF	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite times of weakness, the U.S. stock market posted positive results for the reporting period. The market moved higher during the first three months of the period and reached several new all-time highs. This was driven by overall solid corporate profits, signs of improving economic growth, expectations for a rollback for certain government regulations and, in December 2017, the signing of the U.S. tax reform bill. However, the market gave back a portion of its gains in February and March 2018. This occurred given concerns that the Fed may raise interest rates more aggressively than previously expected. In addition, there were fears of a global trade war and several high profile issues in the technology industry. However, the market ended the reporting period on a positive note, as it posted a modest gain in April 2018. All told, for the six months ended April 30, 2018, the S&P 500 Indexiv gained 3.82%.

Looking at the U.S. stock market more closely, large-cap stocks, as measured by the Russell 1000 Indexv, generated the strongest returns, gaining 3.83% over the reporting period. In contrast, mid-cap stocks, as measured by the Russell Midcap Indexvi, returned 3.69%, whereas small-cap stocks, as measured by the Russell 2000 Indexvii, generated the weakest relative results, gaining 3.27%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthviii and Russell 3000 Valueix Indices, returned 5.66% and 1.86%, respectively, during the six months ended April 30, 2018.

Performance review

For the six months ended April 30, 2018, Legg Mason Low Volatility High Dividend ETF generated a -2.68% return on a net asset value (“NAV”)x basis.

The performance table shows the Fund’s total return for the six months ended April 30, 2018 based on its NAV. The Fund seeks to track the investment results of an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility, the QS Low Volatility High Dividend Indexxi, which returned -2.59% for the same period. The Fund’s broad-based market index, the Russell 3000 Indexxii, returned 3.79% over the same time frame. The Lipper Multi-Cap Value Funds Category Average1 returned

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 370 funds in the Fund’s Lipper category.

IV	Legg Mason Low Volatility High Dividend ETF

2.70% for the period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of April 30, 2018 (unaudited)
6 months
Legg Mason Low Volatility High Dividend ETF:
$29.28 (NAV)	-2.68%*†
QS Low Volatility High Dividend Index	-2.59%
Russell 3000 Index	3.79%
Lipper Multi-Cap Value Funds Category Average	2.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market pricexiii (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratio for the Fund was 0.27%.

* Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “LVHD” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 31, 2018

Legg Mason Low Volatility High Dividend ETF	V

Investment commentary (cont’d)

RISKS: Equity securities are subject to market and price fluctuations. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. In rising markets, the value of large-cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Legg Mason Low Volatility High Dividend ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

viii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

xi

The QS Low Volatility High Dividend Index (the “Underlying Index”) seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the Fund’s subadviser. QS Investors is affiliated with both Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and the Fund. The Underlying Index is composed of stocks of U.S. companies across a wide range of market capitalizations, including the largest 3,000 U.S. stocks as determined by the Solactive US Broad Market Index. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Stocks whose yields are not supported by earnings are excluded from the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively higher price volatility and earnings volatility adjusted downward and the yield of stocks with relatively lower price volatility and earnings volatility adjusted upward. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 100, but this number may vary due to market movements. The Underlying Index may include large-, mid- or small-capitalization companies. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

xii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xiii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

Legg Mason Low Volatility High Dividend ETF	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2018 and October 31, 2017 and does not include derivatives such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on November 1, 2017 and held for the six months ended April 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-2.68%	$1,000.00	$973.20	0.27%	$1.32	5.00%	$1,000.00	$1,023.46	0.27%	$1.35

[1]	For the six months ended April 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2018

Legg Mason Low Volatility High Dividend ETF

Security	Shares	Value
Common Stocks — 99.1%
Consumer Discretionary — 11.4%
Automobiles — 3.6%
Ford Motor Co.	1,139,502	$12,808,002
General Motors Co.	292,989	10,764,416
Total Automobiles		23,572,418
Distributors — 1.5%
Genuine Parts Co.	114,138	10,080,668
Hotels, Restaurants & Leisure — 2.6%
McDonald’s Corp.	100,616	16,847,143
Media — 2.6%
Omnicom Group Inc.	227,525	16,759,492
Specialty Retail — 1.1%
L Brands Inc.	199,101	6,950,616
Total Consumer Discretionary		74,210,337
Consumer Staples — 13.0%
Beverages — 2.4%
PepsiCo Inc.	154,521	15,597,350
Food Products — 2.1%
General Mills Inc.	316,467	13,842,267
Household Products — 4.6%
Kimberly-Clark Corp.	147,482	15,270,286
Procter & Gamble Co.	200,644	14,514,587
Total Household Products		29,784,873
Tobacco — 3.9%
Altria Group Inc.	235,501	13,213,961
Philip Morris International Inc.	153,793	12,611,026
Total Tobacco		25,824,987
Total Consumer Staples		85,049,477
Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Exxon Mobil Corp.	200,187	15,564,539
Financials — 10.7%
Banks — 2.0%
Park National Corp.	3,913	422,135
People’s United Financial Inc.	445,591	8,149,859
Umpqua Holdings Corp.	205,644	4,844,973
Total Banks		13,416,967

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Legg Mason Low Volatility High Dividend ETF

Security	Shares	Value
Insurance — 1.2%
First American Financial Corp.	65,281	$3,336,512
Old Republic International Corp.	186,591	3,806,456
Safety Insurance Group Inc.	6,223	497,840
Total Insurance		7,640,808
Mortgage Real Estate Investment (REITs) — 7.3%
AGNC Investment Corp.	392,367	7,423,584
Annaly Capital Management Inc.	770,075	7,985,678
Anworth Mortgage Asset Corp.	78,046	369,158
Apollo Commercial Real Estate Finance Inc.	199,938	3,602,883
Blackstone Mortgage Trust Inc., Class A Shares	78,482	2,421,170
Capstead Mortgage Corp.	90,859	799,559
Cherry Hill Mortgage Investment Corp.	22,249	392,027
Chimera Investment Corp.	165,852	2,900,751
Granite Point Mortgage Trust Inc.	26,947	448,398
MFA Financial Inc.	279,652	2,102,983
MTGE Investment Corp.	42,007	762,427
New Residential Investment Corp.	562,292	9,828,864
New York Mortgage Trust Inc.	138,175	837,340
Pennymac Mortgage Investment Trust	49,169	864,883
Starwood Property Trust Inc.	223,337	4,681,143
Two Harbors Investment Corp.	135,038	2,060,680
Total Mortgage Real Estate Investment (REITs)		47,481,528
Thrifts & Mortgage Finance — 0.2%
Capitol Federal Financial Inc.	54,983	685,638
Oritani Financial Corp.	23,955	366,512
Total Thrifts & Mortgage Finance		1,052,150
Total Financials		69,591,453
Health Care — 2.7%
Pharmaceuticals — 2.7%
Pfizer Inc.	479,895	17,568,956
Industrials — 7.9%
Air Freight & Logistics — 2.6%
United Parcel Service Inc., Class B Shares	146,416	16,618,216
Electrical Equipment — 5.3%
Eaton Corp. PLC	230,471	17,292,239
Emerson Electric Co.	263,926	17,527,326
Total Electrical Equipment		34,819,565
Total Industrials		51,437,781

See Notes to Financial Statements.

4	Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report

Legg Mason Low Volatility High Dividend ETF

Security	Shares	Value
Information Technology — 12.2%
Communications Equipment — 2.9%
Cisco Systems Inc.	420,219	$18,611,499
IT Services — 4.7%
International Business Machines Corp.	115,499	16,742,735
Paychex Inc.	234,300	14,191,551
Total IT Services		30,934,286
Semiconductors & Semiconductor Equipment — 3.0%
Intel Corp.	383,763	19,809,846
Software — 1.6%
CA Inc.	299,305	10,415,814
Total Information Technology		79,771,445
Materials — 2.4%
Chemicals — 2.3%
DowDuPont Inc.	244,287	15,448,710
Paper & Forest Products — 0.1%
Schweitzer-Mauduit International Inc.	15,027	586,504
Total Materials		16,035,214
Real Estate — 8.9%
Equity Real Estate Investment Trusts (REITs) — 8.9%
Agree Realty Corp.	20,030	979,066
Apple Hospitality REIT Inc.	135,930	2,445,381
Crown Castle International Corp.	175,940	17,747,068
EPR Properties	37,203	2,046,909
Gaming and Leisure Properties Inc.	116,245	3,983,716
Hospitality Properties Trust	69,007	1,716,894
Lamar Advertising Co., Class A Shares	75,695	4,822,529
Liberty Property Trust	94,061	3,933,631
LTC Properties Inc.	24,474	884,735
Monmouth Real Estate Investment Corp.	30,443	475,824
National Health Investors Inc.	25,166	1,718,083
National Retail Properties Inc.	122,231	4,649,667
Piedmont Office Realty Trust Inc., Class A Shares	83,671	1,499,384
Sabra Health Care REIT Inc.	32,198	589,545
Select Income REIT	30,308	574,640
Senior Housing Properties Trust	171,906	2,676,576
STORE Capital Corp.	191,359	4,827,988
WP Carey Inc.	35,793	2,285,383
Total Real Estate		57,857,019

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2018

Legg Mason Low Volatility High Dividend ETF

Security		Shares	Value
Telecommunication Services — 5.1%
Diversified Telecommunication Services — 5.1%
AT&T Inc.		484,383	$15,839,324
Verizon Communications Inc.		355,559	17,546,837
Total Telecommunication Services			33,386,161
Utilities — 22.4%
Electric Utilities — 11.7%
American Electric Power Co. Inc.		92,522	6,474,690
Duke Energy Corp.		229,606	18,405,217
Eversource Energy		158,949	9,576,677
Hawaiian Electric Industries Inc.		61,486	2,132,949
OGE Energy Corp.		133,094	4,374,800
Pinnacle West Capital Corp.		72,844	5,863,942
PPL Corp.		554,104	16,124,426
Xcel Energy Inc.		286,676	13,427,904
Total Electric Utilities			76,380,605
Multi-Utilities — 10.7%
Ameren Corp.		169,196	9,918,270
CenterPoint Energy Inc.		311,050	7,878,896
Consolidated Edison Inc.		188,263	15,085,514
Dominion Energy Inc.		234,693	15,621,166
NorthWestern Corp.		49,158	2,700,741
SCANA Corp.		131,673	4,841,616
WEC Energy Group Inc.		214,958	13,817,500
Total Multi-Utilities			69,863,703
Total Utilities			146,244,308
Total Investments before Short-Term Investments (Cost — $665,887,041)			646,716,690

Rate
Short-Term Investments — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $4,858,478)	1.648%	4,858,478	4,858,478
Total Investments — 99.8% (Cost — $670,745,519)			651,575,168
Other Assets in Excess of Liabilities — 0.2%			1,270,592
Total Net Assets — 100.0%			$652,845,760

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

At April 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
E-Mini S&P 500 Index	30	6/18	$4,084,196	$3,970,500	$(113,696)

See Notes to Financial Statements.

6	Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2018

Assets:
Investments, at value (Cost — $670,745,519)	$651,575,168
Receivable for Fund shares sold	51,232,291
Dividends and interest receivable	1,235,690
Deposits with brokers for open futures contracts	271,153
Total Assets	704,314,302

Liabilities:
Payable for securities purchased	51,220,715
Investment management fee payable	134,211
Payable to broker — variation margin on open futures contracts	113,616
Total Liabilities	51,468,542
Total Net Assets	$652,845,760

Net Assets:
Par value (Note 5)	$223
Paid-in capital in excess of par value	667,065,782
Undistributed net investment income	1,256,598
Accumulated net realized gain on investments and futures contracts	3,807,204
Net unrealized depreciation on investments and futures contracts	(19,284,047)
Total Net Assets	$652,845,760

Shares Outstanding	22,300,000

Net Asset Value	$29.28

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended April 30, 2018

Investment Income:
Dividends and distributions	$11,417,328
Return of capital (Note 1(e))	(1,057,397)
Net Dividends and Distributions	10,359,931
Interest	23,047
Total Investment Income	10,382,978

Expenses:
Investment management fee (Note 2)	702,282
Total Expenses	702,282
Net Investment Income	9,680,696

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	4,528,281
REIT distributions	151,949
Futures contracts	87,775
Net Realized Gain	4,768,005
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(31,397,628)
Futures contracts	(190,646)
Change in Net Unrealized Appreciation (Depreciation)	(31,588,274)
Net Loss on Investments and Futures Contracts	(26,820,269)
Decrease in Net Assets From Operations	$(17,139,573)

See Notes to Financial Statements.

8	Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2018 (unaudited) and the Year Ended October 31, 2017	2018	2017

Operations:
Net investment income	$9,680,696	$7,091,357
Net realized gain	4,768,005	6,017,966
Change in net unrealized appreciation (depreciation)	(31,588,274)	13,264,007
Increase (Decrease) in Net Assets From Operations	(17,139,573)	26,373,330

Distributions to Shareholders From (Note 1):
Net investment income	(9,110,004)	(6,610,014)
Decrease in Net Assets From Distributions to Shareholders	(9,110,004)	(6,610,014)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (9,600,000 and 12,800,000 shares issued, respectively)	290,098,553	380,999,020
Cost of shares repurchased (1,900,000 and 1,650,000 shares repurchased, respectively)	(57,766,943)	(49,043,816)
Increase in Net Assets From Fund Share Transactions	232,331,610	331,955,204
Increase in Net Assets	206,082,033	351,718,520

Net Assets:
Beginning of period	446,763,727	95,045,207
End of period*	$652,845,760	$446,763,727
*Includes undistributed net investment income of:	$1,256,598	$685,906

See Notes to Financial Statements.

Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report	9

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1,3]

Net asset value, beginning of period	$30.60	$27.55	$24.96

Income (loss) from operations:
Net investment income	0.56	1.03	0.80
Net realized and unrealized gain (loss)	(1.36)	3.03	2.26	[4]
Total income (loss) from operations	(0.80)	4.06	3.06

Less distributions from:
Net investment income	(0.52)	(1.01)	(0.47)
Total distributions	(0.52)	(1.01)	(0.47)

Net asset value, end of period	$29.28	$30.60	$27.55
Total return, at NAV[5]	(2.68)%	14.89%	12.28%

Net assets, end of period (000s)	$652,846	$446,764	$95,045

Ratios to average net assets:
Gross expenses	0.27%[6]	0.29%	0.30%[6]
Net expenses	0.27 [6]	0.29	0.30	[6]
Net investment income	3.72 [6]	3.45	3.42	[6]

Portfolio turnover rate[7]	11%	28%	48%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2018 (unaudited).

[3]	For the period December 28, 2015 (inception date) to October 31, 2016.

[4]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

10	Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Low Volatility High Dividend ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS Low Volatility High Dividend Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market

Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report	11

Notes to financial statements (unaudited) (cont’d)

prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

12	Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$646,716,690	—	—	$646,716,690
Short-term investments†	4,858,478	—	—	4,858,478
Total Investments	$651,575,168	—	—	$651,575,168

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$113,696	—	—	$113,696

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain or manage exposure to certain asset classes, sectors, or markets or for cash management purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

14	Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Return of capital estimates. Distributions received from the Fund’s investments in certain securities, most notably master limited partnerships and real estate investment trusts, generally are comprised of income, realized gains and/or return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each issuer and other industry sources. These estimates may subsequently be revised based on information received from the issuers after their tax reporting periods are concluded.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.27% of the Fund’s average daily net assets. Prior to July 31, 2017, the Fund paid an investment management fee calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

16	Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$70,248,604
Sales	59,275,254

During the six months ended April 30, 2018, in-kind transactions (see Note 5) were as follows:

Contributions	$286,829,659
Redemptions	57,121,919
Realized gain (loss)*	10,360,887

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At April 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$670,745,519	$17,358,334	$(36,528,685)	$(19,170,351)
Futures contracts	—	—	(113,696)	(113,696)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2018.

Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$113,696

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$87,775

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(190,646)

During the six months ended April 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$3,577,620

5. Fund share transactions

At April 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Deferred capital losses

As of October 31, 2017, the Fund had deferred capital losses of $6,598, which have no expiration date, that will be available to offset future taxable capital gains.

18	Legg Mason Low Volatility High Dividend ETF 2018 Semi-Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Investors, LLC (“QS”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements and services provided to the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, since the Fund’s inception. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund by the Manager, including services specific to the Fund’s operation as an exchange-traded fund. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the

Legg Mason Low Volatility High Dividend ETF	19

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs specific to the Fund’s operation as an exchange-traded fund. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the arrangements for communication and processing of orders for creations and redemptions of Fund shares. In addition, management also reported to the Board on, among other things, its business plans regarding exchange-traded funds, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for a group of seven institutional passively managed strategic beta multi-cap value exchange-traded funds (the “Performance Group”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Group. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar exchange-traded funds and benchmark performance indices, including the QS Low Volatility High Dividend Index, the Fund’s underlying index. The information comparing the Fund’s performance to that of the Performance Group was for the one-year period ended June 30, 2017. The Fund performed below the median performance of the funds in the Performance Group for the one-year period. The Board reviewed performance information provided by the Manager for periods ended September 30, 2017, which showed that the Fund’s performance was below the Broadridge category average during the third quarter. The Trustees noted that due to the limitations in providing comparable funds in the Performance Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Trustees also noted

20	Legg Mason Low Volatility High Dividend ETF

that the Fund generally performed in line with its underlying index during the periods under review. The Trustees further noted that the Manager and QS were committed to providing the resources necessary to assist the Fund’s portfolio managers. Based on its review, and noting the limited period of performance data available, the Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Actual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. The Board also noted that the Manager pays all fund expenses, other than the Actual Management Fee and certain other expenses. Because of the Fund’s “unitary fee” structure, the Board recognized that the Fund’s fees and expenses will vary within a much smaller range and the Manager will bear the risk that Fund expenses may increase over time. On the other hand, the Board noted that it is possible that the Manager could earn a profit on the fees charged under the management agreement and would benefit from any price decreases in third-party services covered by the management agreement.

The Board noted that the Manager provides the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements.

Additionally, the Board received and considered information comparing the Fund’s Actual Management Fee and the Fund’s overall expense ratio with those of the same group of seven institutional passively managed strategic beta multi-cap value exchange-traded funds selected by Broadridge as the Performance Group for the Fund (the “Expense Group”), and the Fund’s overall expense ratio with a broader group of funds selected by Broadridge consisting of all institutional passively managed strategic beta multi-cap value exchange-traded funds (the “Expense Universe”). This information showed that the Fund’s Actual Management Fee was slightly higher than the median of management fees paid by the funds in the Expense Group, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group (before and after fee waivers and expense reimbursements) and the funds in the Expense Universe. The Trustees noted that the Manager had contractually reduced the Fund’s Actual Management Fee, effective July 31, 2017, to a rate that was slightly lower than the median of management fees paid by the funds in the Expense Group.

Legg Mason Low Volatility High Dividend ETF	21

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board discussed any economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Fund’s management agreement did not provide for any breakpoints in the Fund’s Actual Management Fee to the extent the assets of the Fund increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board also noted that there are various ways to share potential economies of scale with Fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

22	Legg Mason Low Volatility High Dividend ETF

Legg Mason

Low Volatility High Dividend ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Low Volatility High Dividend ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Low Volatility High Dividend ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Low Volatility High Dividend ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

Solactive AG does not sponsor, promote, sell or support in any manner the Legg Mason Low Volatility High Dividend ETF (the “Fund”). Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Broad Market Index (the “Solactive Index” or the “Underlying Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Fund’s Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Fund’s Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

QS Investors, LLC (“QS”) does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS shall not have any liability for any errors, omissions or interruptions therein. QS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. QS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF275567 6/18 SR18-3355

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2018